VGOF-P1 01/25

LEGG MASON ETF INVESTMENT TRUST

LEGG MASON PARTNERS INCOME TRUST

LEGG MASON PARTNERS VARIABLE INCOME TRUST

SUPPLEMENT DATED JANUARY 3, 2025

TO THE SUMMARY PROSPECTUS, PROSPECTUS AND

STATEMENT OF ADDITIONAL INFORMATION (“SAI”)

OF EACH FUND LISTED IN SCHEDULE A

Effective January 3, 2025, the following supersedes any and all disclosure to the contrary in each fund’s Summary Prospectus, Prospectus and SAI:

The investment professionals primarily responsible for the day-to-day management of each fund listed in Schedule A are Messrs. Michael C. Buchanan, Ryan K. Brist, Dan Alexander, Blanton Y. Keh, and Ms. Molly Schwartz.

SCHEDULE A

Fund	Date of Summary Prospectus, Prospectus and SAI
LEGG MASON ETF INVESTMENT TRUST

Western Asset Short Duration Income ETF	August 1, 2024

LEGG MASON PARTNERS INCOME TRUST

Western Asset Corporate Bond Fund	May 1, 2024

LEGG MASON PARTNERS VARIABLE INCOME TRUST

Western Asset Long Credit VIT	May 1, 2024

Please retain this supplement for future reference.